UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 25, 2022

Perpetua Resources Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-39918	98-1040943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 S. 8th Street, Ste. 201 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 901-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	PPTA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below in Item 5.07, on May 25, 2022, the shareholders of Perpetua Resources Corp. (the “Company”) approved an amendment (the “Amendment”) to the Company’s articles (the “Articles”) to increase the quorum threshold of meetings of shareholders from 10% to 33 1/3% of the voting power of outstanding common shares of the Company (the “Common Shares”). A copy of the Amendment is attached as Exhibit 3.1 to this Current Report and is hereby incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual General and Special Meeting of Shareholders (the “Annual Meeting”) on May 25, 2022. As of April 4, 2022, the record date for the Annual Meeting (the “Record Date”), 62,973,526 of the Common Shares were outstanding and entitled to vote at the Annual Meeting. Holders of Common Shares were entitled to one vote per share held as of the Record Date. A summary of the matters voted upon by the shareholders and the final voting results for each such matter are set forth below.

1.	The proposal to fix the number of directors of the Company at nine (9), was approved by the shareholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
40,707,365	148,365	0	2,942,695

2.	Each of the following persons was duly elected by the Company’s shareholders as a director for a term expiring at the 2023 annual meeting of shareholders and until their successors are duly elected and qualified, subject to their earlier resignation, removal or death, with votes as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Marcelo Kim	40,596,609	0	259,121	2,942,695
Bob Dean	40,625,463	0	230,267	2,942,695
David L. Deisley	40,617,201	0	238,529	2,942,695
Laura Dove	40,663,491	0	192,239	2,942,695
Jeff Malmen	40,619,303	0	236,427	2,942,695
Chris Pagagianis	40,619,948	0	235,782	2,942,695
Chris J. Robison	40,621,168	0	234,562	2,942,695
Laurel Sayer	40,658,969	0	196,761	2,942,695
Alex Sternhell	40,653,438	0	202,292	2,942,695

3.	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 at a remuneration to be set by the directors, was ratified by the shareholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
43,670,386	0	128,039	0

4.	The amendment to the Articles of the Company to require the presence, in person or by proxy, of two or more shareholders representing at least 33 1/3% of the outstanding shares entitled to be voted in order to constitute a quorum at any meeting of shareholders in order to comply with Nasdaq listing requirements, was approved by the shareholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
40,259,045	596,685	0	2,942,695

No other matters were submitted for shareholder action at the Annual Meeting.

Item 7.01	Regulation FD Disclosure.

On May 26, 2022, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Amendment to Articles, dated May 25, 2022.
99.1	Press Release, dated May 26, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERPETUA RESOURCES CORP.

Dated: May 27, 2022	By:	/s/ Jessica Largent
Jessica Largent
Chief Financial Officer